RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2025
Disclosure of transactions between related parties [abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS
Subsidiaries
Transactions between the Company and its subsidiaries are eliminated on consolidation and therefore are not disclosed. Listing of LPA’s subsidiaries are disclosed in Note 2. The partnerships that the Company enters into and exercises control over are fully consolidated as detailed in Note 18.
Key Management Personnel Compensation
The amounts disclosed in the table represent the amounts recognized as general and administrative expense in the consolidated statements of profit or loss and comprehensive income (loss), related to key management personnel for the years ended December 31, 2025, 2024, and 2023.

	Notes	2025	2024	2023

Salaries		$1,692,002	$1,364,365	$772,793
Cash performance bonus		1,025,582	808,483	576,148
Statutory bonus		64,125	93,017	52,284
One-time cash bonus related to the Business Combination	4	—	226,000	—
Non-executive directors' fees		639,625	660,956	125,329
Non-cash benefits		34,756	36,726	4,783
Share-based payment expense	22	2,078,921	2,060,666	—
Total		$5,535,011	$5,250,213	$1,531,337
Due from affiliates – On June 25, 2015, LLP entered into a loan agreement with LLI, pursuant to which LLP issued a loan of $3,015,000 to LLI. In July 2020, the loan receivable from LLI was increased to $4,165,000 from $3,015,000 and the maturity date was extended to December 31, 2024. The loan receivable from LLI was further increased to $4,850,000 from $4,165,000 in June 2021, and then to $6,950,000 in May 2022.
The principal amount of $6,265,000 of this loan receivable bore an annual interest rate of 9.0% and the remaining principal amount of this loan receivable did not bear any interest. Principal and interest was due at maturity. In the event of a default, the interest rate increased to an annual rate of 20% until the amount was settled.
As discussed in Note 4, as of January 1, 2024, the loans to LLI were in default status due to non-payment following the maturity date of December 31, 2023. Pursuant to the Assignment Agreement, upon Closing, the loan receivable from LLI of $9,765,972 was considered settled through a non-judicial foreclosure of the collateralized LLP Shares held by LLI pursuant to an assignment agreement. LLI is currently challenging such non-judicial foreclosure and assignment agreement and claiming an alleged excess value of approximately $14 million from this foreclosure. We are vigorously defending this lawsuit and believe the claims are without merit.
For the years ended December 31, 2025, 2024 and 2023, the Company recognized interest income of $0, $302,808, and $664,219, respectively in interest income from affiliates in the consolidated statement of profit or loss and other comprehensive income (loss).
Additional transactions with key management personnel – The majority shareholder of the Company provided management and advisory services to the Company totaling $171,574, $664,960, and $567,764 for the years ended December 31, 2025, 2024 and 2023, respectively.